Customer And Supplier Concentration	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Customer And Supplier Concentration	Customer And Supplier Concentration
Significant customers and suppliers are those that account for greater than 10% of the Company’s revenue and purchases in any of the years presented.
The Company earned a substantial portion of revenue from two customers in 2023 , 2022 and 2021: Customer A amounted to 8%, 9% and 12% of total revenue, respectively, and Customer B amounted to 17%, 16%, and 15% of total revenue, respectively. As of December 31, 2023 and 2022, the amounts due from Customer A included in accounts receivable were $122 million and $71 million, respectively, and the amounts due from Customer B included in accounts receivable were $237 million and $163 million, respectively. The loss of the significant customers or the failure to attract new customers could have a material adverse effect on the Company’s business, results of operations and financial condition.

	For the year ended December 31,
Revenue by major customer	2023		2022		2021
(in millions)	Amount	%	Amount	%	Amount	%
Customer A	$620	8	$746	9	$811	12
Customer B	$1,279	17	$1,329	16	$995	15
The Company purchased 63%, 54% and 46%, of its SOI wafers, a key input into its products, from a single supplier in 2023, 2022 and 2021, respectively. As of December 31, 2023 and 2022, the net amount due to the supplier was $61 million and $56 million, respectively. Any failure in the supplier’s ability to provide SOI wafers could materially and adversely affect the Company’s results of operations, financial condition, business and prospects.